Exhibit 10.10 (xiii)

EXECUTION VERSION

EIGHTH AMENDMENT TO SECOND AMENDED AND RESTATED RECEIVABLES

PURCHASE AGREEMENTS

EIGHTH AMENDMENT TO SECOND AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENTS dated as of December 15, 2003 (this “Amendment”) among G-P Receivables, Inc., as the seller (the “Seller”), Georgia-Pacific Corporation, as collection agent (the “Collection Agent”), Blue Ridge Asset Funding Corporation (“Blue Ridge”), CRC Funding, LLC, as successor to Corporate Receivables Corporation (“CRC”), CAFCO, LLC, as successor to Corporate Asset Funding Company, Inc. (“CAFCO”), Gotham Funding Corporation (“Gotham”), Special Purpose Accounts Receivable Cooperative Corporation (“SPARC” and, together with Blue Ridge, CRC, CAFCO and Gotham, the “Purchasers”), Canadian Imperial Bank of Commerce (“CIBC”), Citibank, N.A. (“Citibank”), The Bank of Tokyo-Mitsubishi, Ltd. (New York Branch) (“BTM”), Wachovia Bank, National Association (“Wachovia” and, together with CIBC, Citibank and BTM, the “Secondary Purchasers”) and Citicorp North America, Inc., as administrative agent (the “Administrative Agent”).

WITNESSETH

WHEREAS, the Seller, the Collection Agent, the Purchasers and the Administrative Agent entered into that certain Second Amended and Restated Receivables Purchase Agreement dated as of December 19, 2001, as amended (the “Primary Purchase Agreement”);

WHEREAS, the Seller, the Collection Agent, the Secondary Purchasers and the Administrative Agent entered into that certain Second Amended and Restated Receivables Purchase Agreement dated as of December 19, 2001, as amended (the “Secondary Purchase Agreement” and, together with the Primary Purchase Agreement, the “Agreements”); and

WHEREAS, the Purchasers and the Secondary Purchasers have elected to extend the Facility Termination Date under the Primary Purchase Agreement and the Expiration Date under the Secondary Purchase Agreement, respectively;

WHEREAS, the parties hereto wish to amend the Agreements in the manner and on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants herein contained, the parties hereto agree as follows:

SECTION 1. DEFINED TERMS.

Unless otherwise defined herein, the capitalized terms used herein shall have the meanings assigned to such terms in the Agreements.

SECTION 2. EXTENSION OF THE EXPIRATION DATE.

The Facility Termination Date under the Primary Purchase Agreement and the Expiration Date under the Secondary Purchase Agreement shall each be December 13, 2004. Each of the Purchasers and the Secondary purchasers waives compliance with the notice requirements set forth in Sections 2.01(j) of the Agreements.

SECTION 3. WAIVER

Each of the Purchasers, the Secondary Purchasers and the Administrative Agent hereby waives any Event of Termination which shall have (i) occurred or continued at any time prior to the date hereof and (ii) resulted solely from any failure by the Seller and the Collection Agent to (A) correctly report the aggregate month-end balance of Contractual Dilution represented by accrued rebates earned by, but not yet paid to Obligors as a reduction from Eligible Receivables to arrive at Net Receivables Pool Balance (any such failure, a “Purchase Agreement Substantive Failure”) and/or (B) provide notice of any Purchase Agreement Substantive Failure (any such Event of Termination under the Purchase Agreements described in clause (i) and (ii), a “Purchase Agreement Waived Event”). Each of the Purchasers, the Secondary Purchasers and the Administrative Agent hereby agrees that the occurrence or continuation of any such Purchase Agreement Waived Event at any time prior to the date hereof shall be deemed not to constitute an Event of Termination under the Purchase Agreements.

SECTION 4. AMENDMENTS TO PRIMARY PURCHASE AGREEMENT

(a) Section 1.01 of the Primary Purchase Agreement is hereby amended in the following manner:

(i) by deleting the definition of “Contractual Dilution” in its entirety and inserting in replacement thereof the following:

“Contractual Dilution” means, with respect to any Receivable, the aggregate amount of Dilutions which have occurred as a result of the application of credits issued to the related Obligor as cash discounts.

(ii) by deleting the phrase “, if the Originator of which is Fort James Operating Company,” in clause (xv) of the definition of “Eligible Receivable”;

(iii) (x) by deleting the word “and” at the end of clause (xv) in the definition of “Eligible Receivable”, (y) deleting the period at the end of clause (xvi) thereof and replacing it with “; and”, and (z) inserting the following new clause (xvii):

(xvii) the outstanding balance of which is less than or equal to $1,000,000, if the related Obligor has Defaulted Receivables that equal or exceed twenty five percent (25%) of the Outstanding Balance of all Pool Receivables of such Obligor.

(iv) by deleting the definition of “Government Obligor Concentration Limit” in its entirety;

and

(v) by deleting the definition of “Net Receivables Pool Balance” in its entirety and inserting in replacement thereof the following:

“Net Receivables Pool Balance” means, at any time with respect to any Receivables Pool, the Outstanding Balance of Eligible Receivables then in the Receivables Pool reduced by the sum of (i) the Outstanding Balance of such Eligible Receivables that have become Defaulted Receivables, (ii) the aggregate amount by which the Outstanding Balance of Eligible Receivables (other than Defaulted Receivables) of each Obligor then in the Receivables Pool exceeds the Concentration Limit or Special Concentration Limit for such Obligor, (iii) the aggregate amount of any cash Collections received from Obligors but not yet applied to reduce the aggregate outstanding balance of Receivables (to the extent that such unapplied cash has not already been considered in the determination of Eligible Receivables) and (iv) amounts, as reflected in the books and records of the Seller, the Collection Agent or an Originator, representing total accruals earned by, but not yet paid to, Obligors for rebates, refunds or incentives pursuant to contractual terms of sale under which each Obligor is entitled to a stipulated maximum discount upon satisfaction of one or more conditions.

(b) Section 2.01(j) of the of the Primary Purchase Agreement is hereby amended by deleting (i) “90” where it appears and replacing it with “45” and (ii) “60” where it appears and replacing it with “30”.

(c) Section 4.01(e) of the of the Primary Purchase Agreement is hereby amended by (i) deleting the word “unaudited” where it appears, and (ii) deleting “September 29, 2001” where it appears and replacing it with “December 28, 2002”.

(d) Sections 4.01(o) and 4.01(w) of the of the Primary Purchase Agreement is hereby amended by deleting “September 29, 2001” where it appears and replacing it with “December 28, 2002”.

(e) Section 5.01(h) of the Primary Purchase Agreement is hereby amended in its entirety to read as follows:

(h) Change in Payment Instructions to Obligors. The Seller and the Collection Agent shall not, and shall not permit any Originator to, add or terminate any bank as a Lock-Box Bank or a Depositary Bank from those listed in Schedule I hereto or Schedule II hereto, respectively, except as such schedules may be amended in accordance herewith, or make any change in its instructions to Obligors regarding payments to be made to the Seller, the Collection Agent or an Originator or payments to be made to any Lock-Box Bank or Depositary Bank, unless the Administrative Agent and the Purchasers shall have received, at least 10 days before the proposed effective date therefor, written notice of such addition, termination or change, together with an amended Schedule I or Schedule II, as the case may be, which amended schedules shall give effect to such addition, termination or change, and, with respect to the addition of the Lock-Box Bank, an executed Lock-Box Agreement from, and undated executed copies of

Lock-Box Notices to, such new Lock-Box Bank, and with respect to a Depositary Bank, undated executed copies of Depositary Notices; provided, however, that the Seller, the Collection Agent or an Originator shall be permitted to make changes in instructions to Obligors regarding payments if such new instructions require such Obligor to make payments to another existing Lock-Box Account or Depositary Account

(f) Section 5.01(j) of the Primary Purchase Agreement is hereby amended as follows:

(i) in subsection (ii) by deleting “Arthur Anderson & Co.” where it appears and replacing it with “Ernst & Young, LLP”; and

(ii) (x) deleting the word “and” at the end of subsection (viii) thereof, (y) renumbering subsection (ix) as subsection (x) and inserting the following new subsections (ix):

(ix) as soon as available and in any event within 90 days after the end of each fiscal year of the Seller, balance sheets of the Seller as of the end of such fiscal year and statements of income and cash flows of the Seller for such fiscal year, certified by the chief financial officer of the Seller; and

(g) Section 5.01(aa) of the Primary Purchase Agreement is hereby amended in its entirety to read as follows:

(aa) Modification of Terms. The Seller agrees that if, following the correct reporting of Contractual Dilutions and Non-Contractual Dilutions in the Investor Reports, the Required Purchasers determine, in their sole discretion, that the Event of Termination in Section 7.01(j) with respect to Dilution Ratios are no longer reasonable or protective and so notify the Seller in writing, the Purchasers may modify the provisions of such Section 7.01(j) with respect to Dilution Ratios with the consent of the Seller (which consent shall not be unreasonably withheld or delayed).

(h) Sections 7.01(k) of the of the Primary Purchase Agreement is hereby amended by deleting “September 29, 2001” where it appears and replacing it with “December 28, 2002”.

(i) The first sentence of Section 8.01 of the Primary Purchase Agreement is hereby amended by deleting the words “Without limiting any other rights that the Administrative Agent or the Purchasers or any Affiliate thereof or any other Affected Party and their respective officers, directors, employees and agents (each, an “Indemnified Party”)” and replacing it with the words “Without limiting any other rights that the Administrative Agent, the Purchasers, their respective members (if any), or any Affiliate of any of the foregoing or any other Affected Party and their respective officers, directors, employees, advisors and agents (each, an “Indemnified Party”).”

(j) Section 10.01 of the Primary Purchase Agreement is hereby amended by (x) deleting clause (ii) of the first sentence and replacing it with the following:

(ii) without the consent of the Seller, assign to another Purchaser, any Secondary Purchaser, any of its liquidity providers or to any vehicle administered by a Secondary Purchaser or an affiliate of a Secondary Purchaser, which vehicle is rated at least P-1 by Moody’s and either (A) A-1 by S&P or (B) F1 by Fitch and and (y) adding the following sentence to the end thereof:

Any Secondary Purchaser may at any time pledge or assign a security interest in all or any portion of its rights (including, without limitation, rights to payment of Capital and Yield) under this Agreement to secure obligations of such Secondary Purchaser to a Federal Reserve Bank, and this Section 10.01 shall not apply to any such pledge or assignment of a security interest; provided that no such pledge or assignment of a security interest shall release a Secondary Purchaser from any of its obligations hereunder or substitute any such pledgee or assignee for such Secondary Purchaser as a party hereto.

(k) Section 11.06 of the Primary Purchase Agreement is hereby amended by adding the following at the end thereof:

Notwithstanding anything to the contrary set forth herein or in any other written or oral understanding or agreement to which the parties hereto are parties or by which they are bound, the parties acknowledge and agree that each party (and each of its employees, representatives, or other agents) may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of the transactions contemplated herein and all materials of any kind (including opinions or other tax analyses) that are provided to such party relating to such tax treatment and tax structure, all within the meaning of Treasury Regulations Section 1.6011-4; provided, however, that each party recognizes that (i) the foregoing shall not apply with respect to any information for which nondisclosure is reasonably necessary in order to comply with applicable securities laws and (ii) the privilege each has to maintain, in its sole discretion, the confidentiality of a communication relating to such transactions, including a confidential communication with its attorney or a confidential communication with a federally authorized tax practitioner under Section 7525 of the Code, is not intended to be affected by the foregoing.

(l) Schedules I and II of the Primary Purchase Agreement shall be amended in their entirety as set forth in Exhibits A and B hereto, respectively.

SECTION 5. AMENDMENTS TO SECONDARY PURCHASE AGREEMENT

(a) Section 2.01(j) of the of the Secondary Purchase Agreement is hereby amended by deleting (i) “90” where it appears and replacing it with “45” and (ii) “60” where it appears and replacing it with “30”.

(b) Section 8.01 of the Secondary Purchase Agreement is hereby amended by adding the word “, advisors” immediately after the word “employees” on the third line thereof.

(c) Section 9.06 of the Secondary Purchase Agreement is hereby amended in its entirety to read as follows:

SECTION 9.06 Indemnification. Each Secondary Purchaser agrees to indemnify the Administrative Agent and the “Administrative Agent” under the Primary Purchase Agreement (in each case, to the extent not reimbursed by the Seller hereunder or thereunder), ratably according to the ratio its Commitment bears to the aggregate Commitment of the Secondary Purchasers, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by, or asserted against the Administrative Agent or the “Administrative Agent” under the Primary Purchase Agreement, as the case may be, in any way relating to or arising out of this Agreement or the Primary Purchase Agreement, as the case may be, or any action taken or omitted by the Administrative Agent under this Agreement or the “Administrative Agent” under the Primary Purchase Agreement, as the case may be, provided that a Secondary Purchaser shall not be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the gross negligence or willful misconduct of the Administrative Agent or the “Administrative Agent” under the Primary Purchase Agreement, as the case may be. Without limitation of the generality of the foregoing, each Secondary Purchaser agrees to reimburse the Administrative Agent or the “Administrative Agent” under the Primary Purchase Agreement, as the case may be, ratably according to the ratio its Commitment bears to the aggregate Commitment of the Secondary Purchasers, promptly upon demand, for any out-of-pocket expenses (including reasonable counsel fees) incurred by the Administrative Agent or the “Administrative Agent” under the Primary Purchase Agreement, as the case may be, in connection with the administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement or the Primary Purchase Agreement, as the case may be, to the extent that such expenses are incurred in the interests of or otherwise in respect of the Secondary Purchasers hereunder and are approved by the Secondary Purchasers or the Purchasers under the Primary Purchase Agreement and are approved by the Purchasers, as the case may be, and to the extent that the Administrative Agent or the “Administrative Agent” under the Primary Purchase Agreement, as the case may be, is not reimbursed for such expenses by the Seller.

(d) Section 10.01 of the Secondary Purchase Agreement is hereby amended by (x) deleting clause (i) of the first sentence and replacing it with the following:

(i) without the consent of the Seller, assign to another Secondary Purchaser, any Purchaser or to any vehicle administered by a Secondary Purchaser or an affiliate of a Secondary Purchaser which vehicle is rated at least P-1 by Moody’s and either (A) A-1 by S&P or (B) F1 by Fitch and and (y) adding the following sentence to the end thereof:

Any Secondary Purchaser may at any time pledge or assign a security interest in all or any portion of its rights (including, without limitation, rights to payment of Capital and Yield) under this Agreement to secure obligations of such Secondary Purchaser to a Federal Reserve Bank, and this Section 10.01 shall not apply to any such pledge or assignment of a security interest; provided that no such pledge or assignment of a security interest shall release a Secondary Purchaser from any of its obligations hereunder or substitute any such pledgee or assignee for such Secondary Purchaser as a party hereto.

(e) Section 11.05 of the Secondary Purchase Agreement is hereby amended by adding the following at the end thereof:

Notwithstanding anything to the contrary set forth herein or in any other written or oral understanding or agreement to which the parties hereto are parties or by which they are bound, the parties acknowledge and agree that each party (and each of its employees, representatives, or other agents) may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of the transactions contemplated herein and all materials of any kind (including opinions or other tax analyses) that are provided to such party relating to such tax treatment and tax structure, all within the meaning of Treasury Regulations Section 1.6011-4; provided, however, that each party recognizes that (i) the foregoing shall not apply with respect to any information for which nondisclosure is reasonably necessary in order to comply with applicable securities laws and (ii) the privilege each has to maintain, in its sole discretion, the confidentiality of a communication relating to such transactions, including a confidential communication with its attorney or a confidential communication with a federally authorized tax practitioner under Section 7525 of the Code, is not intended to be affected by the foregoing.

SECTION 6. CONDITIONS PRECEDENT

This Amendment and the Amendments to the Agreements shall be effective on the first date on or after the date hereof on which the following conditions precedent are satisfied:

(a) the receipt by the Purchasers, the Secondary Purchasers and the Administrative Agent of this Amendment, executed by each of the parties hereto;

(b) the receipt by the Purchasers, the Secondary Purchasers and the Administrative Agent of an executed fee letter (the “Fee Letter”) among the Seller, Georgia-Pacific, the Purchasers, the Secondary Purchasers and the Administrative Agent with respect to the payment of certain fees;

(c) the receipt by the Purchasers, the Secondary Purchasers and the Administrative Agent, of such certificates from Responsible Officers of the Seller, each Originator and the Collection Agent with respect to such matters as the Purchasers, the Secondary Purchasers or the Administrative Agent may reasonably request, including, without limitation, matters with respect to incumbency, due authorization and the organizational documents of the Seller, each Originator and the Collection Agent;

(d) the receipt by the Purchasers, the Secondary Purchasers and the Administrative Agent of a certificate, in form and substance satisfactory to the Purchasers, the Secondary Purchasers and the Administrative Agent, from a Responsible Officer of the Seller and the Collection Agent certifying that (i) the representations and warranties contained in Article IV of the Agreements as amended hereby are true and correct on and as of the date hereof as though made on and as of such date, (ii) no event has occurred and is continuing, or would result from the execution, delivery or performance of this Amendment or from the consummation of the transactions contemplated hereby, that constitutes and Event of Termination or a Potential Termination Event, and (iii) each Originator is accounting on its books and records for the transactions contemplated by the related Transfer Agreement in the manner required by the terms thereof;

(e) the receipt by the Purchasers, the Secondary Purchasers and the Administrative Agent of favorable opinions of counsel for the Seller, each Originator and the Collection Agent as to such matters as the Purchasers, the Secondary Purchasers or the Administrative Agent may reasonably request;

(f) the receipt by the Purchasers, the Secondary Purchasers and the Administrative Agent of an amended and restated Transfer Agreement executed by the Seller and each Originator, an amended and restated Note executed by the Seller and each Originator, and an amended and restated Consent and Acknowledgment from each Originator, in each case, in form and substance reasonably satisfactory to the Purchasers, the Secondary Purchasers and the Administrative Agent;

(g) the receipt by the Purchasers, the Secondary Purchasers and the Administrative Agent of each of the certificates, agreements and opinions set forth in Section 11(b) of the Fourth Amendment and Waiver to Second Amendment and Restated Receivables Purchase Agreement dated as of December 6, 2002 among the Seller, the Collection Agent the Purchaser (other than SPARC), the Secondary Purchasers (other than CIBC) and the Administrative Agent;

(h) the payment of all fees due and payable on or prior to such date in accordance with the Fee Letter; and

(i) such other certificates, documents or opinions as any Purchaser, any Secondary Purchaser or the Administrative Agent may reasonably request.

SECTION 7. CONDITION SUBSEQUENT

Within 45 days of the date hereof, the Seller shall cause to be delivered to the Purchasers, the Secondary Purchasers and the Administrative Agent favorable opinions of counsel to each

Originator organized in a State other than the State of Delaware or Georgia as to such matters as any Purchaser, any Secondary Purchaser or the Administrative Agent may reasonably request. The failure by the Seller to satisfy the foregoing condition subsequent shall constitute an Event of Termination under the Agreements.

SECTION 8. EXPENSES

The Seller and the Collection Agent jointly and severally agree to pay on demand all reasonable costs and expenses actually incurred in connection with the preparation, execution, delivery and administration of this Amendment, including, without limitation, the reasonable fees and disbursements of outside counsel to the Purchasers, the Secondary Purchasers and the Administrative Agent and the reasonable due diligence expenses of the Purchasers, the Secondary Purchasers and the Administrative Agent or their respective agents or representatives.

SECTION 9. EXECUTION IN COUNTERPARTS

This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original, and all of which counterparts, when taken together, shall constitute but one and the same agreement.

SECTION 10. GOVERNING LAW

THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

SECTION 11. SEVERABILITY OF PROVISIONS

Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

SECTION 12. CAPTIONS

The captions in this Amendment are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

SECTION 13. AGREEMENTS TO REMAIN IN FULL FORCE AND EFFECT

This Amendment shall be deemed to be an amendment to the Agreements. All references to the Agreements in any other agreement or document shall on and after the effective date of this Amendment be deemed to refer to the Agreements as amended hereby.

SECTION 14. NO PROCEEDINGS

Each of the parties hereto hereby agrees that it will not institute against, or join any other Person in instituting against, any Purchaser any bankruptcy, reorganization, insolvency or similar proceeding until the date which is one year and one day since the last day on which any commercial paper notes issued by such Purchaser shall have matured.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be signed by their duly authorized officers as of the date first above written.

G-P RECEIVABLES, INC.

By:	/s/ PHILLIP M. JOHNSON
Name: PHILLIP M. JOHNSON
Title: VICE PRESIDENT AND TREASURER

GEORGIA-PACIFIC CORPORATION

By:	/s/ PHILLIP M. JOHNSON
Name: PHILLIP M. JOHNSON
Title: VICE PRESIDENT AND TREASURER

BLUE RIDGE ASSET FUNDING CORPORATION
By: WACHOVIA SECURITIES, INC., AS
ATTORNEY-IN-FACT

By:
Name:
Title:

CRC FUNDING LLC
By: CITICORP NORTH AMERICA, INC.,
AS ATTORNEY-IN-FACT

By:
Name:
Title:

CAFCO, LLC.
	By:	CITICORP NORTH AMERICA, INC.,
AS ATTORNEY-IN-FACT

By:
Name:
Title:

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be signed by their duly authorized officers as of the date first above written.

G-P RECEIVABLES, INC.

By:
Name:
Title:

GEORGIA-PACIFIC CORPORATION

By:
Name:
Title:

BLUE RIDGE ASSET FUNDING CORPORATION
By: WACHOVIA CAPITAL MARKETS, LLC,
AS ATTORNEY-IN-FACT

By:	/s/ DOUGLAS R. WILSON, SR.
Name: DOUGLAS R. WILSON, SR.
Title: VICE PRESIDENT

CRC FUNDING LLC
By: CITICORP NORTH AMERICA, INC.,
AS ATTORNEY-IN-FACT

By:
Name:
Title:

CAFCO, LLC.
By: CITICORP NORTH AMERICA, INC.,
AS ATTORNEY-IN-FACT

By:
Name:
Title:

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be signed by their duly authorized officers as of the date first above written.

G-P RECEIVABLES, INC.

By:
Name:
Title:

GEORGIA-PACIFIC CORPORATION

By:
Name:
Title:

BLUE RIDGE ASSET FUNDING CORPORATION
By: WACHOVIA SECURITIES, INC., AS
ATTORNEY-IN-FACT

By:
Name:
Title:

CRC FUNDING LLC
By: CITICORP NORTH AMERICA, INC.,
AS ATTORNEY-IN-FACT

By:	/s/ Patricia Schaupp
	Name:	Patricia Schaupp
	Title:	Vice-President

CAFCO, LLC.
By: CITICORP NORTH AMERICA, INC.,
AS ATTORNEY-IN-FACT

By:	/s/ Patricia Schaupp
	Name:	Patricia Schaupp
	Title:	Vice-President

SPECIAL PURPOSE ACCOUNTS RECEIVABLE COOPERATIVE CORPORATION

By:	/s/ James W. Lees
Name: James W. Lees
Title: Vice President

GOTHAM FUNDING CORPORATION

By:
Name:
Title:

CANADIAN IMPERIAL BANK OF COMMERCE

By:	/s/ James W. Lees
Name: James W. Lees
Title: Authorized Signatory

By:	/s/ Stephen Adams
Name: Stephen Adams
Title: Authorized Signatory

CITIBANK, N.A.

By:
Name:
Title:

THE BANK OF TOKYO-MITSUBISHI, LTD. (NEW YORK BRANCH)

By:
Name:
Title:

S-2

SPECIAL PURPOSE ACCOUNTS RECEIVABLE COOPERATIVE CORPORATION

By:
Name:
Title:

GOTHAM FUNDING CORPORATION

By:	/s/ Dimitris Spiliakos
Name: Dimitris Spiliakos
Title: Secretary

CANADIAN IMPERIAL BANK OF COMMERCE

By:
Name:
Title: Authorized Signatory

By:
Name:
Title: Authorized Signatory

CITIBANK, N.A.

By:
Name:
Title:

THE BANK OF TOKYO-MITSUBISHI, LTD. (NEW YORK BRANCH)

By:
Name:
Title:

S-2

SPECIAL PURPOSE ACCOUNTS RECEIVABLE COOPERATIVE CORPORATION

By:
Name:
Title:

GOTHAM FUNDING CORPORATION

By:
Name:
Title:

CANADIAN IMPERIAL BANK OF COMMERCE

By:
Name:
Title: Authorized Signatory

By:
Name:
Title: Authorized Signatory

CITIBANK, N.A.

By:	/s/ Patricia Schaupp
	Name:	Patricia Schaupp
Title: Vice-President

THE BANK OF TOKYO-MITSUBISHI, LTD. (NEW YORK BRANCH)

By:
Name:
Title:

S-2

SPECIAL PURPOSE ACCOUNTS RECEIVABLE COOPERATIVE CORPORATION

By:
Name:
Title:

GOTHAM FUNDING CORPORATION

By:
Name:
Title:

CANADIAN IMPERIAL BANK OF COMMERCE

By:
Name:
Title: Authorized Signatory

By:
Name:
Title: Authorized Signatory

CITIBANK, N.A.

By:
Name:
Title:

THE BANK OF TOKYO-MITSUBISHI, LTD. (NEW YORK BRANCH)

By:	/s/ KOJI BABA
Name: KOJI BABA
Title: SVP & Group Head

WACHOVIA BANK, NATIONAL ASSOCIATION

By:	/s/ EERO MAKI
Name: EERO MAKI
Title: VP

CITICORP NORTH AMERICA, INC., as Administrative Agent

By:
Name:
Title:

WACHOVIA BANK, NATIONAL ASSOCIATION

By:
Name:
Title:

CITICORP NORTH AMERICA, INC., as Administrative Agent

By:	/s/ Patricia Schaupp
Name: Patricia Schaupp
Title: Vice-President

S-3